Segment information (Tables)	12 Months Ended
Dec. 31, 2014
Segment information
Schedule of Group's net revenue generated from different geographic locations

	Year Ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
China	3,086,589	3,001,498	3,741,732
Outside China:
Germany	1,265,827	660,589	202,315
Japan	436,443	1,596,703	3,852,572
Rest of the world	1,930,206	1,923,999	3,498,904
Total outside China	3,632,476	4,181,291	7,553,791
Total net revenue	6,719,065	7,182,789	11,295,523